UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2022

Greenidge Generation Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40808	86-1746728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Rennell Drive, 3rd Floor Fairfield, Connecticut	06890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 718-5960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	GREE	Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This current report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of Greenidge Generation Holdings Inc. (the “Company”) accepted by the Securities and Exchange Commission (the “SEC”) on October 7, 2022 and filed with the SEC on October 11, 2022 (the “Original Form 8-K”). This Amendment supplements the Original Form 8-K in certain respects.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company previously announced the mutual agreement between the Company and Jeffrey Kirt, the Company’s former Chief Executive Officer, that Mr. Kirt would resign from his roles as Chief Executive Officer and member of the Board of Directors of the Company (the “Board”), effective as of the end of October 7, 2022.

In connection with Mr. Kirt’s resignation from his previous roles with the Company and transition to providing consulting services to the Company, on October 10, 2022, the Board approved and, subsequently, the Company and Mr. Kirt entered into a Letter Agreement that describes the terms of Mr. Kirt’s separation of employment from the Company and the terms of his consulting services to the Company, which are scheduled to continue through October 10, 2023 (the “Consulting Period”). In exchange for Mr. Kirt’s consulting services, and subject to his execution and non-revocation of a general release of claims in favor of the Company and compliance with restrictive covenants, Mr. Kirt will receive payment of $750,000 in equal installments over the Consulting Period and Company coverage of his Bloomberg terminal subscription fees during the Consulting Period, as well as accelerated vesting to October 10, 2022 of his outstanding unvested restricted stock units (229,868 restricted stock units) and a one-time grant under the Company’s 2021 Equity Incentive Plan of 280,000 restricted stock units that are fully vested at grant on October 10, 2022 and settle in 12 weekly installments beginning on October 14, 2022.

The above description of the Letter Agreement is a summary, and the full text of the Letter Agreement will be filed with the Company’s next annual report on Form 10-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENIDGE GENERATION HOLDINGS INC.

Dated: October 12, 2022	By:	/s/ Terence Burke
Terence Burke
General Counsel